May 2014 I Barclays Americas Select Franchise Conference 2014 Willis Group Holdings Steven Hearn, Deputy CEO Willis Group Exhibit 99.1

Disclaimer
Important disclosures regarding forward-looking statements
2 Barclays Americas Select Franchise Conference 2014
These presentations contain certain “forward-
looking statements” within the meaning of Section
27A of the Securities Act of 1933, and Section 21E
of the Securities Exchange Act of 1934, which are
intended to be covered by the safe harbors
created by those laws. These forward-looking
statements include information about possible or
assumed future results of our operations.
All statements, other than statements of historical
facts, included in this document that address
activities, events or developments that we expect
or anticipate may occur in the future, including
such things as our outlook, potential cost savings
and accelerated adjusted operating margin and
adjusted earnings per share growth, future capital
expenditures, growth in commissions and fees,
business strategies, competitive strengths, goals,
the benefits of new initiatives, growth of our
business and operations, plans, and references to
future successes are forward-looking statements.
Also, when we use the words such as ‘aim’,
‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’,
‘plan’, ‘probably’, or similar expressions, we are
making forward-looking statements.
There are important uncertainties, events and
factors that could cause our actual results or
performance to differ materially from those in the
forward-looking statements contained  in this
document, including the following:  the impact of
any regional, national or global political, economic,
business, competitive, market, environmental or
regulatory conditions on our global business
operations; the impact of current global economic
conditions on our results of operations and
financial condition, including as a result of those
associated with the Eurozone, any insolvencies of
or other difficulties experienced by our clients,
insurance companies or financial institutions; our
ability to implement and fully realize anticipated
benefits of our new growth strategy and revenue
generating initiatives; our ability to implement and
realize anticipated benefits of any expense
reduction initiative, including our ability to achieve
expected savings from the multi-year operational
improvement program as a result of unexpected
costs or delays and demand on managerial,
operational and administrative resources and/or
macroeconomic factors affecting the program;
volatility or declines in insurance markets and
premiums on which our commissions are based,
but which we do not control; our ability to develop
and implement technology solutions and invest in
innovative product offerings in an efficient and
effective manner;  our ability to continue to manage
our significant indebtedness; our ability to compete
in our industry, including any impact if we continue
to refuse to accept contingent commissions from
carriers in the non-Human Capital areas of our
retail brokerage business our ability to develop new
products and services; material changes in
commercial property and casualty markets
generally or the availability of insurance products or
changes in premiums resulting from a catastrophic
event, such as a hurricane; our ability to retain key
employees and clients and attract new business;
the timing or ability to carry out share repurchases
and redemptions
the timing or ability to carry out refinancing or take
other steps to manage our capital and the
limitations in our long-term debt agreements that
may restrict our ability to take these actions;
fluctuations in our earnings as a result of potential
changes to our valuation allowance(s) on our
deferred tax assets; any fluctuations in exchange
and interest rates that could affect expenses and
revenue;
the potential costs and difficulties in complying with
a wide variety of foreign laws and regulations and
any related changes, given the global scope of our
operations;
rating agency actions, including a downgrade to our
credit rating, that could inhibit our ability to borrow
funds or the pricing thereof and in certain
circumstances cause us to offer to buy back some
of our debt; a significant decline in the value of
investments that fund our pension plans or changes
in our pension plan liabilities or funding obligations;

Disclaimer
3 Barclays Americas Select Franchise Conference 2014
Important disclosures regarding non-GAAP measures
our ability to achieve anticipated benefits of any
acquisition or other transactions in which we may
engage, including any revenue growth or operational
efficiencies; our ability to effectively integrate any
acquisition into our business; our inability to exercise
full management control over our associates, such as
Gras Savoye;  our ability to receive dividends or
other distributions in needed amounts from our
subsidiaries; changes in the tax or accounting
treatment of our operations and fluctuations in our tax
rate; any potential impact from the US healthcare
reform legislation; our involvement in and the results
of any regulatory investigations, legal proceedings
and other contingencies; underwriting, advisory or
reputational risks associated with non-core
operations as well as the potential significant impact
our non-core operations (including the Willis Capital
Markets & Advisory operations) can have on our
financial results; our exposure to potential liabilities
arising from errors and omissions and other potential
claims against us; and the interruption or loss of
our information processing systems, data security
breaches or failure to maintain secure information
systems;  impairment of the goodwill in one of our
reporting units, in which case we may be required
to record significant charges to earnings.
.
The foregoing list of factors is not exhaustive and
new factors may emerge from time to time that
could also affect actual performance and results.
For additional information see also Part I, Item 1A
“Risk Factors” included in Willis’ Form 10-K for the
year ended December 31, 2013, and our
subsequent filings with the Securities and
Exchange Commission. Copies are available
online at http://www.sec.gov or on request from
the Company.
Although we believe that the assumptions
underlying our forward-looking statements are
reasonable, any of these assumptions, and
therefore also the forward-looking statements
based on these assumptions, could themselves
prove to be inaccurate. In light of the significant
uncertainties inherent in the forward-looking
statements included in this presentation, our
inclusion of this information is not a representation
or guarantee by us that our objectives and plans
will be achieved. Our forward-looking statements
speak only as of the date made and we will not
update these forward-looking statements unless
the securities laws require us to do so. In light of
these risks, uncertainties and assumptions, the
forward-looking events discussed in this
presentation may not occur, and we caution you
against unduly relying on these forward-looking
statements.
of such information is provided below and a
reconciliation of certain of such items to GAAP
information can be found in our periodic filings
with the SEC. Our method of calculating these
non-GAAP financial measures may differ from
other companies and therefore comparability may
be limited.
This presentation contains references to "non-GAAP
financial measures" as defined in Regulation G of
SEC rules.  We present these measures because
we believe they are of interest to the investment
community and they provide additional meaningful
methods of evaluating certain aspects of the
Company’s operating performance from period to
period on a basis that may not be otherwise
apparent on a generally accepted accounting
principles (GAAP) basis.  These financial measures
should be viewed in addition to, not in lieu of, the
Company’s condensed consolidated income
statements and balance sheet as of the relevant
date. Consistent with Regulation G, a description
Important disclosures regarding forward-looking statements continued

Global risk adviser and broker
4 Barclays Americas Select Franchise Conference 2014
Commission and fee mix
~ 70% / 30%
Clients
Globally diverse
client base in >150
countries
Segmented: Large
corporates, small
and middle market
Carriers
Placed ~$50 billion
in premium in 2013
More than 2,500
carrier relationships
Adviser Broker
Broad P&C
Specialty
Human Capital & Benefits
Reinsurance
Capital Markets
Analytics

2013 revenue - $3.7 billion
Global
International
Global risk adviser and broker
5 Barclays Americas Select Franchise Conference 2014
4.9% organic commissions and fees
growth
19.4% adjusted operating margin
$2.64 adjusted EPS
$561 million cash flow from operations
2013 metrics
• With roots dating to 1828, Willis operates today on every continent, with more than 18,000 employees in over 400 offices
• Across geographies, industries and specialties, Willis provides its local and multinational clients with resilience for a risky world
• Willis is known for its market-leading products and professional services in risk management and risk transfer
• Willis experts rank among the world’s leading authorities on analytics, modelling and mitigation strategies at the intersection of global commerce and extreme events
North America
25%
37%
38%

Investment highlights

Operate in attractive growth markets
• Long-term structural drivers – GDP, trade, inflation, demographics
• Growing insurance and broking penetration in developing markets
• Expanding set of risks: climate, cyber, health
Highly diversified business
• Geographically diversified
• Clients across all segments and industries
• 85% P&C, 15% Human Capital & Benefits
Solid Operating Performance
• Improved organic commissions and fees growth across the business
• Solid adjusted operating income and EBITDA margins
• Strong and growing cash generation
Barclays Americas Select Franchise Conference 2014

Our growth opportunities

• Faster growth geographies, industries and sectors
• Latin America, Asia, Reinsurance, Global Wealth Solutions
• Global healthcare and demographic changes
• The Willis Advantage exchange in the U.S.
• Growing employee benefits demand across the world
• Connectivity between businesses
• New and existing insurance capital
• Global360
• Disciplined approach to M&A opportunities
• Gras Savoye
• Expanding list of other options
• Disciplined NPV process
Barclays Americas Select Franchise Conference 2014

Refining our segment approach: Large Corporates

Opportunity:
• Number of companies in U.S. with annual sales of >$1 billion grew 5% 2010 -
2012
• Commissions and fees paid by the same group grew 10% over that period
Approach:
• Focus on products and industries where we can win
• Develop deep analytical insights
• Team approach and compensation model
• Bringing all of Willis to our clients
• Selectively invest in talent focused on this segment
Barclays Americas Select Franchise Conference 2014

Refining our segment approach: Small and Middle
Market clients

Opportunity:
• Small proportion of revenues today
• Drive profitability and growth
Approach:
• More cost effective model to improve profitability
• Manage as a separate practice in North America with national leadership
• Use insurance facilities to simplify placement model
• Build out Willis Networks in Europe
• Divest SME business where we do not have a competitive advantage
Barclays Americas Select Franchise Conference 2014

Accelerating our Human Capital & Benefits strategy

Opportunity:
• Over $500 million of Willis revenue globally in 2013
• Opportunity to take market share in disaggregated U.S. market, driven by complex healthcare reform act
• Willis employee benefits business in Europe is growing faster than P&C
• Emerging markets (e.g., China and Brazil) provide substantial growth opportunities
• Opportunity to double revenue in medium term through organic and inorganic growth
Approach:
• Announced global Human Capital & Benefits practice
• Focus on client segments and industries where we can win
• Healthcare focus in U.S.; mixed healthcare and pensions elsewhere
• Service to multinationals in global benefits programs
• Select M&A opportunities (e.g. Gras Savoye has significant benefits business)
Barclays Americas Select Franchise Conference 2014

Refining our approach to inorganic growth
11 Barclays Americas Select Franchise Conference 2014
Opportunity:
• Inorganic growth will supplement our organic growth to drive mid-teens shareholder returns over the medium term
Approach:
• Meaningful uptick in number of transactions being evaluated
• Seek value-additive acquisitions (quality, market leadership, growth), maintaining financial discipline (NPV positive)
• Current focus includes:
• Emerging markets
• Human Capital & Benefits
• Reinsurance
• Specialisms (product, industry)
• Filling geographic gaps
• Willis often preferred buyer due to attractive culture

Refining our approach to inorganic growth:
Gras Savoye

• Largest provider of insurance brokerage in France with a multi-specialist and integrated positioning and leading African and Eastern European franchises
• Passes many qualitative tests for which we evaluate targets:
• Quality
• Market leadership
• Emerging markets exposure
• Human Capital & Benefits
• Geographic gaps (e.g., France, Africa, Middle East, Asia)
• Cost restructuring complete in 2013
• Opportunity now to grow revenues and EBITDA
• Potential for post-acquisition revenue and cost synergies
• Final quantitative test in 2015
Barclays Americas Select Franchise Conference 2014

Operational improvement program- expected savings
and charge summary
13 Barclays Americas Select Franchise Conference 2014
2014 2015 2016 2017 2018 +
Expected savings $5
$45
$135
$235
Cumulative savings
(2014-2017)
$5 $50 $185 $420
Annualized savings
(2018 and beyond)
$300
Total expected
charge (2014-2017)
$410
Total charges, actual savings and timing may vary positively or negatively from these estimates due to changes in the scope, underlying assumptions or execution risk of the restructuring plan throughout its duration.
$ million (estimated)
We will report regularly on realized savings and actual charges
70%
30%
Source of savings
Estimated split
Real estate, information
technology and other areas
Role relocation and reduction

Operational improvement program - key levers and
target operational outcomes
14 Barclays Americas Select Franchise Conference 2014
Key levers Target outcomes over life of program
Relocation of roles • Minimum 3,500 support roles moved from higher to lower cost locations
• Ratio of total employees in higher / lower cost locations shifted from current 80:20 to 60:40*
• Use proven existing lower cost locations in Mumbai, Ipswich and
Nashville. Explore further sites in Europe and Latin America
• Some reduction in support roles
Improved use of real estate • Redesign and rationalization of office space in line with modern professional service firm standard
• Reduced ratio of seats to employees*
• Reduced average total square footage of floor space per
employee*
IT transformation • Reduced complexity, reduced duplication of operational systems to improve client service and organizational performance
* Key operational metrics that will be reported regularly

Strategic benefits of realized program
15 Barclays Americas Select Franchise Conference 2014
Key levers Target outcomes over life of program
Step-up in operational
efficiency
• Resources rebalanced to optimal locations
• Enhanced operational excellence in systems
• Reduce our operational cost base
Continued investment for
growth
• A majority of savings expected to be reflected in earnings
• Potential for remainder of savings to be invested to support growth
Reinforced commitment to
positive spread between
revenue growth and
expense growth
• Growing revenues with positive operating leverage to improve cash flow and deliver compelling shareholder returns

Objective of mid-teens total shareholder return over
medium term
16 Barclays Americas Select Franchise Conference 2014
Targeting mid-single
digit organic revenue
growth
Targeting minimum 70
bps of positive spread -
adjusted basis
Flattening capital
expenditures and
pension funding
Invest in the business for growth
M&A
Generate a steadily rising dividend
Repurchase shares
2013 / 2014
Improving cash generation

Appendix

Important disclosures regarding Non-GAAP measures:
2013 Commissions and fees growth
Barclays Americas Select Franchise Conference 2014
FY
Reported Growth 5.1%
Acquisitions & Disposals / other 0.5%
Foreign Currency Movements -0.3%
Organic Growth 4.9%
Willis Group
Holdings

(In millions)
FY
2013
Operating Income $663
- Excluding:
- Fees related to the extinguishment of debt 1
- Expense reduction initiative 46
Adjusted Operating Income $710
Operating Margin 18.1%
Adjusted Operating Margin 19.4%
Important disclosures regarding Non-GAAP measures:
Adjusted operating income
Barclays Americas Select Franchise Conference 2014

(In millions)
FY
2013
Net Income $365
- Excluding:
- Fees related to the extinguishment of debt 1
- Loss on extinguishment of debt 60
- Expense reduction initiative 38
- Deferred tax valuation allowance 9
- Net (gain) loss on disposal of operations (1)
Adjusted Net Income $472
Diluted shares outstanding 179
Net Income per diluted share $2.04
Adjusted Net Income per diluted share $2.64
Important disclosures regarding Non-GAAP measures:
Adjusted net income
Barclays Americas Select Franchise Conference 2014